Exhibit 10.2

A MARK OF [**] IN THE TEXT OF THIS EXHIBIT INDICATES THAT CONFIDENTIAL MATERIAL HAS BEEN OMITTED. THIS EXHIBIT, INCLUDING THE OMITTED PORTIONS HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Deutsche Bank AG, London Branch

Winchester house

1 Great Winchester St, London EC2N 2DB

Telephone: 44 20 7545 8000

c/o Deutsche Bank Securities Inc.

60 Wall Street

New York, NY 10005

Telephone: 212-250-2500

SUPPLEMENTAL CONFIRMATION

To:	Fifth Third Bancorp Fifth Third Center Cincinnati, Ohio 45263

From:	Deutsche Bank AG, London Branch

Subject:	Accelerated Stock Buyback

Ref. No.:	650272

Date:	September 3, 2015

The purpose of this Supplemental Confirmation is to confirm the terms and conditions of the Transaction entered into between Deutsche Bank AG, London Branch (“Deutsche”), with Deutsche Bank Securities Inc. acting as agent, and Fifth Third Bancorp (“Counterparty”) (together, the “Contracting Parties”) on the Trade Date specified below. This Supplemental Confirmation is a binding contract between Deutsche and Counterparty as of the relevant Trade Date for the Transaction referenced below.

1. This Supplemental Confirmation supplements, forms part of, and is subject to the Master Confirmation dated as of May 21, 2013 (the “Master Confirmation”) between the Contracting Parties, as amended and supplemented from time to time. All provisions contained in the Master Confirmation govern this Supplemental Confirmation except as expressly modified below.

2. The terms of the Transaction to which this Supplemental Confirmation relates are as follows:

Trade Date:	September 3, 2015

Forward Price Adjustment Amount:	[**]*

Calculation Period Start Date:	September 4, 2015

Scheduled Termination Date:	December 4, 2015

First Acceleration Date:	[**]*

Chairman of the Supervisory Board: Dr. Paul Achleitner. Management Board: John Cryan (Co-Chairman), Jürgen Fitschen (Co-Chairman), Stefan Krause, Stephan Leithner, Stuart Lewis, Henry Ritchotte, Marcus Schenck, Christian Sewing.

Deutsche Bank AG is authorised under German Banking Law (competent authority: European Central Bank and the BaFin, Germany’s Federal Financial Supervisory Authority) and, in the United Kingdom, by the Prudential Regulation Authority. It is subject to supervision by the European Central Bank and by BaFin, and is subject to limited regulation in the United Kingdom by the Financial Conduct Authority and the Prudential Regulation Authority.

Deutsche Bank AG is a joint stock corporation with limited liability incorporated in the Federal Republic of Germany, Local Court of Frankfurt am Main, HRB No. 30 000; Branch Registration in England and Wales BR000005 and Registered Address: Winchester House, 1 Great Winchester Street, London EC2N 2DB. Deutsche Bank AG, London Branch is a member of the London Stock Exchange. (Details about the extent of our authorisation and regulation by the Prudential Regulation Authority, and regulation by the Financial Conduct Authority, are available on request or from www.db.com/en/content/eu_disclosures.htm)

*              CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Prepayment Amount:	USD 150,000,000.00

Prepayment Date:	September 9, 2015

Initial Shares:	6,538,462 Shares; provided that if, in connection with the Transaction, Deutsche is unable to borrow or otherwise acquire a number of Shares equal to the Initial Shares for delivery to Counterparty on the Initial Share Delivery Date, the Initial Shares delivered on the Initial Share Delivery Date shall be reduced to such number of Shares that Deutsche is able to so borrow or otherwise acquire, and Deutsche shall use reasonable good faith efforts to borrow or otherwise acquire a number of Shares equal to the shortfall in the Initial Share Delivery and to deliver such additional Shares as soon as reasonably practicable. The aggregate of all Shares delivered to Counterparty in respect of the Transaction pursuant to this paragraph shall be the “Initial Shares” for purposes of “Number of Shares to be Delivered” in the Master Confirmation.

Initial Share Delivery Date:	September 9, 2015

Ordinary Dividend Amount:	[**]*

Scheduled Ex-Dividend Date:	September 28, 2015

Termination Price:	[**]*

Additional Relevant Days:	The 5 Exchange Business Days immediately following the Calculation Period.

Reserved Shares:	The number of Reserved Shares set forth in Annex A to the Master Confirmation shall be increased by 15,384,615 Shares.

3. Counterparty represents and warrants to Deutsche that neither it nor any “affiliated purchaser” (as defined in Rule 10b-18 under the Exchange Act) has made any purchases of blocks pursuant to the proviso in Rule 10b-18(b)(4) under the Exchange Act during either (i) the four full calendar weeks immediately preceding the Trade Date or (ii) during the calendar week in which the Trade Date occurs.

4. This Supplemental Confirmation may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Supplemental Confirmation by signing and delivering one or more counterparts.

[Remainder of Page Intentionally Blank]

*              CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Counterparty hereby agrees (a) to check this Supplemental Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing (in the exact form provided by Deutsche) correctly sets forth the terms of the agreement between Deutsche and Counterparty with respect to any particular Transaction to which this Master Confirmation relates, by manually signing this Master Confirmation or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to Deutsche Bank Securities Inc., Facsimile No. 646-736-7122.

Yours faithfully,

DEUTSCHE BANK AG, LONDON BRANCH

By:	/s/ Lars Kestner
Attorney in Fact

By:	/s/ John Arnone
Attorney in Fact

DEUTSCHE BANK SECURITIES INC., acting solely as Agent in connection with the Transaction

By:	/s/ Lars Kestner
Managing Director

By:	/s/ John Arnone
Managing Director

Agreed and Accepted By:

FIFTH THIRD BANCORP

By:	/s/ James C. Leonard
Treasurer:

[Signature Page to Supplemental Confirmation]